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                                                                    Exhibit 23.5

                                    Consent

     We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 21, 1995 in the Registration Statement Form S-4 and related Prospectus of Tokos Medical Corporation.


                                        /s/ Ernst & Young LLP















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